THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2018)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement amends certain information contained in the Prospectuses referenced above and supersedes and replaces the Supplement filed on December 4, 2018.

Effective January 2, 2019, BNY Mellon Asset North America Corporation will change its name to Mellon Investments Corporation and any and all references to the sub-adviser shall refer to Mellon Investments Corporation. In the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following table is amended to contain the following information for the Growth Stock Portfolio:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	Mellon Investments Corporation

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement replaces the Supplement dated December 4, 2018.

This Supplement is dated December 7, 2018.

Please note that some systems and forms may temporarily employ the original name beyond January 2, 2019.